United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/16

Date of Reporting Period: 11/30/16

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2016
Share Class	Ticker
A	IHIAX
B	IHIBX
C	IHICX
Institutional	EMDIX

Federated Emerging Market Debt Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2015 through November 30, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Emerging Market Debt Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2016, was 1.53% for the Class A Shares, 0.64% for the Class B Shares, 0.77% for Class C Shares and 1.66% for the Institutional Shares. The total return of the Fund's Blended Index1 was 7.24%. The Blended Index is equally weighted among the following indexes: J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG),2 J.P. Morgan Corporate Emerging Markets Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged. The total return for the JPM-EMBIG, the Fund's broad-based securities market index, was 7.00% during the same period. The total return of the Morningstar Emerging Markets Bond Funds Average (MEMBFA),3 a peer group average for the Fund, was 6.72% during the same period. The Fund's and the MEMBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
During the reporting period, the central event which affected the Fund's relative performance versus its Blended Index was the surprise vote by the U.K. to end its membership in the European Union (EU) (“Brexit”). The Fund was insufficiently positioned for this outcome due to the following three principal factors: (1) duration4 (the portfolio's price sensitivity to interest rates);5 (2) asset allocation (i.e., USD Sovereigns, USD Corporates, Local Markets Debt);6 and (3) currency (an allocation to non-dollar currencies).
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, there was not one theme that dominated financial markets. Instead, a host of forces conspired in tandem to shape the macro narrative. Oil volatility, Chinese economic uncertainty, EU deflationary threats, continued political and economic volatility in Venezuela and U.S. monetary expectations all played a hand in defining global risk premiums. 2016 also saw the effects of Brexit and the anticipated effects of the outcome of the U.S. presidential election. While the effects of Brexit were fleeting and global markets recovered from an initial sell-off, the effects of the U.S. elections were expected to have longer lasting effects on global trade, and in turn, global markets.
The reporting period also saw political transition, and its attendant hope/expectation of political reform, support bond prices in Brazil and Argentina. The expectation that more rational executive and legislative decision making will drive the upcoming years in these countries led to the hopes that controlled inflation, credit growth and external investment would be the prevalent factors
Annual Shareholder Report

in the short-to-long-term. As Brazil showed signs of political stability, there was hope that its central bank could once again resume an accommodative monetary policy. Argentina appeared primed, through political reform and resolution of the holdout crisis, to open its doors and industries to external investment. The situation in Venezuela remained more complex, but with asset prices having started the year at depressed levels, the hints of a populist overtake of President Maduro allowed the deep resource values of the country to become a focal point of international investors. This helped lead to flows into Venezuelan bonds.
Mexico remained a complicated story, especially in the latest part of 2016. There was concern that a Donald Trump election victory could pose a threat to long-standing trade agreements with the U.S. Even subtle changes to existing agreements could possibly roil the North American export driven fabric of the Mexican economy. Mexico remained in focus, as any potential changes to the North American Free Trade Agreement could weigh heavily on Mexican assets.
Away from Latin America, China growth worries, which were once front and center of all emerging market investors, abated over the reporting period. At the March 2016 National People's Congress meeting, the government announced its intention to keep GDP growth at a minimum of 6.5%. This was followed by a series of pro-growth monetary and fiscal measures, which have ensured the 2016 minimum growth target is kept on track. In the face of such strong government commitment to its growth target, at the expense of an increase in inefficient government expenditure and the creation of asset bubbles on the back of monetary stimulus, a hard landing is expected to be avoided.
In the Eastern Europe, Middle East and Africa (EEMEA) regions, the reporting period saw the continued normalization in Russian assets values. Having sold off in the previous year due to the Ukraine conflict and the enactment of western sanctions, the de-escalation in the conflict via the Minsk accords allowed Russian assets to continue their rally in spite of volatile oil prices throughout the reporting period. The gross underperformer this year in the EEMEA sphere was Turkey. Having won a decisive parliamentary election in the November 2015 general election and with oil prices even lower on the year, Turkey was positioned to perform well. However, a political standoff between Prime Minister and President, a failed coup attempt, a lackluster economy and several ratings downgrades all contributed to its underperformance.
duration
Going into the U.K. Brexit vote, U.S. rates were at the lows for the reporting period. The yield on the U.S. 10-year Treasury note had declined from 2.3% in January to 1.7% just prior to the vote in June. The Fund was positioned for higher interest rates which did not materialize as the voters in the U.K. chose to end their membership in the EU. The vote had a negative effect on many assets and U.S. interest rates resumed their decline, which negatively affected the Fund's performance relative to its benchmark.
Annual Shareholder Report

asset allocation
The Fund's allocation to U.S. dollar sovereign and corporate bonds was mostly neutral to benchmark for most of the reporting period. Allocation to local markets fluctuated during the period, resulting in underperformance relative to the Blended Index.
The Sub Saharan African space over the reporting period was a useful diversification tool. Non-resource export dependent Sovereign credits such as Senegal and Kenya allowed the Fund to gain exposure to this fairly new and high yielding7 asset class. Fund management took a more selective approach to investing in the rest of the African space. This second category was dominated by economies adjusting to lower resource prices either by fiscal consolidation and import compression like Gabon, Nigeria and Angola, or as in the case of Ghana, seeking International Monetary Fund assistance, which allowed the Fund to participate in total return opportunities.
currency
In the second half of the reporting period, the Fund had an overweight allocation to non-dollar emerging markets currencies. In general, the dollar tended to outperform, and the Fund's exposure to these currencies detracted from Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the JPM-EMBIG.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MEMBFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks and may be more volatile than investment grade securities.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Market Debt Fund from November 30, 2006 to November 30, 2016, compared to a blend of indexes comprised of an equal weighting of the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG), J.P. Morgan Corporate Emerging Market Bond Index and J.P. Morgan Government Bond Index-Emerging Markets-Unhedged (the “Blended Index”)2 and the Morningstar Emerging Markets Bond Funds Average (MEMBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2016
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2016
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.08%	1.37%	4.49%
Class B Shares	-4.71%	1.20%	4.34%
Class C Shares	-0.21%	1.56%	4.20%
Institutional Shares[4]	1.66%	2.56%	4.99%
JPM-EMBIG	7.00%	5.39%	6.67%
MEMBFA	6.72%	3.78%	5.64%
Blended Index	7.24%	3.35%	5.42%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG tracks total returns for traded external debt instruments in the emerging markets. The J.P. Morgan Corporate Emerging Market Bond Index is a global, corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The J.P. Morgan Government Bond Index-Emerging Markets-Unhedged tracks local currency government bonds issued by emerging markets. The indexes are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2016, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
Brazil	27.4%
Russia	10.7%
Argentina	9.5%
Turkey	7.3%
Mexico	5.7%
China	5.6%
Venezuela	3.2%
United Arab Emirates	2.5%
Colombia	2.3%
Indonesia	1.9%
Ukraine	1.3%
India	1.3%
South Africa	1.1%
Costa Rica	1.0%
Other[2]	14.5%
Cash Equivalents[3]	2.8%
Derivative Contracts[4]	0.8%
Other Assets and Liabilities—Net[5]	1.1%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation of “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2016
Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—46.9%
		Banking—7.4%
$200,000		ADCB Finance Cayman Ltd., Sr. Unsecd. Note, Series GMTN, 2.50%, 3/6/2018	$200,947
300,000	[1,2]	Africa Finance Corp., Sr. Unsecd. Note, Series 144A, 4.375%, 4/29/2020	308,904
200,000	[1,2]	Banco Bradesco SA, Sub., Series 144A, 6.75%, 9/29/2019	215,514
200,000	[1,2]	Banco De Bogota S.A., Sub., Series 144A, 6.25%, 5/12/2026	198,166
100,000		Banco do Brasil S.A., Jr. Sub. Note, Series REGS, 8.50%, 10/29/2049	103,750
200,000	[1,2]	Banco Do Brasil S.A., Series 144A, 6.25%, 10/29/2049	145,000
150,000	[1,2]	Banco Macro SA, Sub. Note, Series 144A, 6.75%, 11/4/2026	144,000
400,000	[1,2]	Banco Mercantil Del Nort, Jr. Sub. Note, Series 144A, 5.75%, 10/4/2031	365,000
215,000		Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	223,668
100,000		BBVA Bancomer SA Grand Cayman, Series REGS, 6.008%, 5/17/2022	99,250
150,000		Caixa Economica Federal, Series REGS, 4.25%, 5/13/2019	150,375
150,000		Caixa Economica Federal, Sr. Unsecd. Note, Series REGS, 4.50%, 10/3/2018	151,575
200,000		Credit Bank of Moscow, Series REGS, 8.70%, 11/13/2018	205,765
200,000		Industrial and Commercial Bank of China, Ltd., Series REGS, 4.875%, 9/21/2025	206,687
200,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 12/21/2021	213,000
430,000	[1,2]	RSHB Capital S.A., Series 144A, 5.10%, 7/25/2018	440,961
200,000		Sberbank (Sb Cap Sa), Sub., Series REGS, 5.25%, 5/23/2023	196,212
200,000	[1,2]	Sberbank of Russia, Sub. Note, Series 144A, 5.50%, 2/26/2024	198,725
200,000		Turkiye Is Bankasi (Isbank), Series REGS, 5.50%, 4/21/2019	201,163
300,000		Turkiye Sise ve Cam Fabrikalari A.S., Sr. Unsecd. Note, Series REGS, 4.25%, 5/9/2020	292,200
230,000	[1,2]	Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, Series 144A, 5.50%, 10/27/2021	219,075
200,000		VTB Bank OJSC, Series REGS, 9.50%, 12/29/2049	213,743
		TOTAL	4,693,680
		Building Materials—0.6%
200,000		Cemex S.A.B de C.V., Series REGS, 7.75%, 4/16/2026	214,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Building Materials—continued
$200,000	[1,2]	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	$182,500
		TOTAL	396,500
		Chemicals & Plastics—1.3%
300,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 4/25/2044	297,451
500,000		Sinochem Overseas Capital Co. Ltd., Company Guarantee, Series REGS, 4.50%, 11/12/2020	527,097
		TOTAL	824,548
		Communications Equipment—0.3%
200,000		Proven Honour Capital, Sr. Unsecd. Note, 4.125%, 5/19/2025	200,846
		Consumer Products—0.6%
200,000		Arcelik AS, Sr. Unsecd. Note, Series REGS, 5.00%, 4/3/2023	189,944
200,000		ESAL GmbH, Sr. Unsecd. Note, Series REGS, 6.25%, 2/5/2023	192,100
		TOTAL	382,044
		Finance—1.6%
200,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 7/15/2025	206,000
550,000		MAF Global Securities, 7.125%, 10/29/2049	575,493
200,000		Sukuk Funding Number 3 Ltd., 4.348%, 12/3/2018	206,873
		TOTAL	988,366
		Food Products—0.9%
200,000	[1,2]	Cosan Luxembourg SA, Sr. Unsecd. Note, Series 144A, 7.00%, 1/20/2027	199,500
200,000	[1,2]	Minerva Luxembourg SA, Sr. Unsecd. Note, Series 144A, 6.50%, 9/20/2026	188,000
200,000		Sigma Alimentos SA, Sr. Unsecd. Note, Series REGS, 4.125%, 5/2/2026	187,500
		TOTAL	575,000
		Government Agency—0.5%
200,000	[1,2]	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series 144A, 6.369%, 6/16/2018	209,250
100,000		Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series REGS, 6.50%, 6/10/2019	106,750
		TOTAL	316,000
		Metals & Mining—4.8%
200,000		China Hongqiao Group Ltd., 7.625%, 6/26/2017	203,012
200,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 6.15%, 10/24/2036	221,841
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Metals & Mining—continued
$300,000	[1,2]	CSN Islands XII Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 9/29/2049	$174,000
200,000		Evraz Group SA, Sr. Unsecd. Note, Series REGS, 6.50%, 4/22/2020	208,500
150,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 5.893%, 4/29/2024	148,170
200,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	183,000
200,000		Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.20%, 7/27/2026	197,087
200,000		MMC Norlisk Nick Via MMC, Sr. Unsecd. Note, Series REGS, 6.625%, 10/14/2022	219,779
200,000	[1,2]	Polyus Gold International Ltd., Sr. Unsecd. Note, Series 144A, 4.699%, 3/28/2022	196,750
400,000		Severstal OAO Via Steel Capital SA, Sr. Unsecd. Note, Series REGS, 5.90%, 10/17/2022	427,113
150,000		Vale Overseas Ltd., 6.875%, 11/21/2036	145,188
100,000		Vale Overseas Ltd., Sr. Unsecd. Note, 6.875%, 11/10/2039	95,000
100,000		Vale Overseas Ltd., Sr. Unsecd. Note, 5.875%, 6/10/2021	105,050
100,000		Vale Overseas Ltd., Sr. Unsecd. Note, 8.25%, 1/17/2034	108,875
200,000		Vedanta Resources PLC, Series REGS, 7.125%, 5/31/2023	191,432
100,000		Vedanta Resources PLC, Series REGS, 9.50%, 7/18/2018	106,132
100,000	[1,2]	Vedanta Resources PLC, Sr. Unsecd. Note, Series 144A, 9.50%, 7/18/2018	106,132
		TOTAL	3,037,061
		Oil & Gas—12.0%
487,918	[3,4,5,6]	Afren PLC, Series REGS, 11.50%, 2/1/2016	0
200,000		China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.00%, 5/7/2020	205,250
300,000		CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	308,967
700,000	[1,2]	Compania General de Combustibles SA, Sr. Unsecd. Note, Series 144A, 9.50%, 11/7/2021	707,875
200,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	164,000
200,000		Lukoil International Finance BV, Series REGS, 4.563%, 4/24/2023	199,402
300,000	[1,2]	Pertamina PT, Series 144A, 4.30%, 5/20/2023	302,295
35,000	[1,2]	Petrobras Argentina S.A., Sr. Unsecd. Note, Series 144A, 7.375%, 7/21/2023	34,212
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.85%, 6/5/2115	79,250
500,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 3.00%, 1/15/2019	487,975
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.75%, 5/23/2026	107,550
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$320,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.375%, 12/10/2018	$344,384
58,000		Petrobras International Finance Co., Company Guarantee, 7.875%, 3/15/2019	62,304
200,000		Petrobras International Finance Co., Company Guarantee, 6.75%, 1/27/2041	164,690
200,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.75%, 1/20/2020	201,000
1,660,000		Petroleos de Venezuela, S.A., Unsecd. Note, Series REGS, 6.00%, 5/16/2024	628,725
2,000,000		Petroleos de Venezuela, SA, Series REGS, 9.00%, 11/17/2021	980,500
700,000		Petroleos Mexicanos, Sr. Unsecd. Note, 5.625%, 1/23/2046	546,735
300,000	[1,2]	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.75%, 9/21/2047	263,970
300,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series REGS, 6.875%, 8/4/2026	310,200
200,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 9.75%, 8/14/2019	217,002
200,000		PTT Exploration and Production Public Co., Sub. Note, Series REGS, 4.875%, 12/29/2049	200,627
200,000		Puma International Financing SA, Series REGS, 6.75%, 2/1/2021	204,792
200,000		Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series REGS, 3.25%, 4/28/2025	191,661
200,000	[1,2]	Sinopec Group Overseas Development 2016 Ltd., Sr. Unsecd. Note, Series 144A, 2.00%, 9/29/2021	191,645
200,000	[1,2]	Southern Gas Corridor CJSC, Unsecd. Note, Series 144A, 6.875%, 3/24/2026	213,000
225,000	[1,2]	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 8.50%, 3/23/2021	238,011
		TOTAL	7,556,022
		Paper Products—0.2%
100,000		Fibria Overseas Finance, Sr. Unsecd. Note, 5.25%, 5/12/2024	98,370
		Pulp—0.3%
200,000		Eldorado International Finance GmbH, Sr. Unsecd. Note, Series REGS, 8.625%, 6/16/2021	162,000
		Real Estate—2.5%
200,000		Alpha Star Holding Ltd., 4.97%, 4/9/2019	194,273
100,000	[1,2]	BR Malls International Finance Ltd., Sr. Unsecd. Note, Series 144A, 8.50%, 1/29/2049	97,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Real Estate—continued
$300,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note,, 3.95%, 11/15/2022	$306,604
200,000		Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	213,585
GBP 250,000		Dubai Holding Comm Op, Series EMTN, 6.00%, 2/1/2017	313,649
$140,000		Franshion Brilliant Ltd., 5.75%, 3/19/2019	148,050
300,000		Wanda Properties International Co., Sr. Unsecd. Note, 7.25%, 1/29/2024	325,138
		TOTAL	1,598,299
		Retail—0.5%
300,000		JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	283,701
		Semiconductor—0.5%
300,000		Lenovo Group Ltd., Sr. Unsecd. Note, 4.70%, 5/8/2019	314,959
		State/Provincial—4.8%
1,085,000	[1,2]	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	1,190,787
1,100,000		Provincia De Buenos Aires, Series REGS, 9.375%, 9/14/2018	1,171,500
400,000		Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	447,000
200,000	[1,2]	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 6/15/2027	196,000
		TOTAL	3,005,287
		Steel—0.9%
200,000		JSW Steel Ltd., Sr. Unsecd. Note, 4.75%, 11/12/2019	197,752
400,000	[1,2]	OJSC Novo (Steel Funding), Sr. Unsecd. Note, Series 144A, 4.50%, 6/15/2023	393,708
		TOTAL	591,460
		Telecommunications & Cellular—2.5%
400,000		Comcel Trust, Series REGS, 6.875%, 2/6/2024	401,000
200,000		Digicel Group Ltd., Series REGS, 8.25%, 9/30/2020	169,300
200,000	[1,2]	MTN Mauritius Investment Ltd., Sr. Unsecd. Note, Series 144A, 5.373%, 2/13/2022	198,068
200,000		Sistema JSFC, Series REGS, 6.95%, 5/17/2019	212,119
200,000	[1,2]	Telemar Norte Leste SA, Sr. Unsecd. Note, Series 144A, 5.50%, 10/23/2020	57,500
300,000	[1,2]	Turkcell Iletisim Hizmetleri A.S., Unsecd. Note, Series 144A, 5.75%, 10/15/2025	293,345
200,000		Vimpelcom, Series REGS, 7.504%, 3/1/2022	223,000
		TOTAL	1,554,332
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Transportation—1.3%
$200,000		Adani Ports and Special, Sr. Unsecd. Note, Series REGS, 3.50%, 7/29/2020	$198,722
200,000	[1,2]	Global Ports (Finance) PLC, Sr. Unsecd. Note, Series 144A, 6.50%, 9/22/2023	198,500
200,000		Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	188,376
200,000	[1,2]	SCF Capital Ltd., Sr. Unsecd. Note, Series 144A, 5.375%, 6/16/2023	203,416
		TOTAL	789,014
		Utilities—3.1%
200,000	[1,2]	Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series 144A, 5.75%, 10/27/2021	198,000
100,000		Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series REGS, 6.875%, 7/30/2019	104,875
200,000	[1,2]	Comision Federal de Electricidad, Sr. Unsecd. Note, Series 144A, 4.75%, 2/23/2027	186,500
200,000		Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	204,600
134,000		Enersis Americas SA, Sr. Unsecd. Note, 4.00%, 10/25/2026	128,629
500,000		Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	491,915
200,000		Instituto Costarricense de Electricidad, Sr. Unsecd. Note, Series REGS, 6.375%, 5/15/2043	161,000
200,000		Perusahaan Gas Negara PT, Sr. Unsecd. Note, Series REGS, 5.125%, 5/16/2024	206,111
300,000	[1,2]	Saudi Electricity Global Sukuk Co. 2, Sr. Unsecd. Note, Series 144A, 5.06%, 4/8/2043	283,510
		TOTAL	1,965,140
		Wireless Telecommunication Services—0.3%
200,000		Mobile Telesys (Mts Int), Sr. Unsecd. Note, Series REGS, 5.00%, 5/30/2023	204,344
		TOTAL CORPORATE BONDS (IDENTIFIED COST $30,448,854)	29,536,973
		FOREIGN GOVERNMENTS/AGENCIES—47.7%
		Sovereign—47.7%
$200,000		Abu Dhabi, Government of, Sr. Unsecd. Note, 2.125%, 5/3/2021	197,126
206,250		Angola, Government of, Sr. Unsecd. Note, 7.00%, 8/16/2019	205,743
200,000		Angola, Government of, Sr. Unsecd. Note, 9.50%, 11/12/2025	185,642
ARS 13,500,000		Argentina, Government of, 23.605%, 3/28/2017	883,690
$1,000,000		Argentina, Government of, Unsecd. Note, 0.75%, 2/22/2017	991,039
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$351,000		Armenia, Government of, 6.00%, 9/30/2020	$357,353
200,000	[1,2]	Armenia, Government of, Unsecd. Note, Series 144A, 7.15%, 3/26/2025	204,520
200,000		Azerbaijan, Government of, Sr. Unsecd. Note, 4.75%, 3/18/2024	197,936
200,000	[1,2]	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 7.00%, 10/12/2028	201,424
50,000		Belize, Government of, 5.00%, 2/20/2038	18,750
BRL 26,750,000		Brazil, Government of, Series F, 10.00%, 1/1/2021	7,819,174
$14,932,000		Brazil, Government of, Series F, 10.00%, 1/1/2025	4,203,313
300,000		Brazil, Government of, Sr. Unsecd. Note, 5.00%, 1/27/2045	237,945
250,000	[1,2]	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	261,172
COP 500,000,000		Colombia, Government of, Sr. Unsecd. Note, 10.00%, 7/24/2024	189,707
$500,000		Colombia, Government of, Sr. Unsecd. Note, 4.50%, 1/28/2026	510,000
200,000		Colombia, Government of, Sr. Unsecd. Note, 5.00%, 6/15/2045	184,750
250,000		Costa Rica, Government of, 4.25%, 1/26/2023	228,750
300,000		Costa Rica, Government of, 4.375%, 4/30/2025	265,554
200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 5.50%, 1/27/2025	192,066
200,000	[1,2]	Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 10.50%, 3/24/2020	209,000
300,000	[1,2]	Ghana, Government of, Sr. Unsecd. Note, Series 144A, 9.25%, 9/15/2022	305,100
400,000		Indonesia, Government of, Sr. Unsecd. Note, 5.25%, 1/17/2042	414,193
300,000	[1,2]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.55%, 3/29/2026	303,750
300,000	[1,2]	Kenya, Government of, Series 144A, 6.875%, 6/24/2024	285,000
400,000		Mexico, Government of, 4.125%, 1/21/2026	395,000
500,000		Mexico, Government of, 4.75%, 3/8/2044	443,750
500,000		Mexico, Government of, Sr. Secd. Note, 4.35%, 1/15/2047	416,250
400,000		Mexico, Government of, Sr. Unsecd. Note, 3.60%, 1/30/2025	383,400
200,000		Mexico, Government of, Sr. Unsecd. Note, 4.60%, 1/23/2046	173,500
200,000	[1,2]	Russia, Government of, Sr. Unsecd. Note, Series 144A, 4.75%, 5/27/2026	203,714
RUB 100,000,000		Russia, Government of, Unsecd. Note, 7.60%, 4/14/2021	1,497,856
$90,000,000		Russia, Government of, Unsecd. Note, 7.00%, 8/16/2023	1,282,104
200,000	[1,2]	Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 3.25%, 10/26/2026	189,071
Annual Shareholder Report

Principal, Foreign Currency Par Amount, or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$300,000		Senegal, Government of, Unsecd. Note, 6.25%, 7/30/2024	$297,837
200,000		Serbia, Government of, 7.25%, 9/28/2021	224,000
200,000		Sri Lanka, Government of, Sr. Unsecd. Note, 6.00%, 1/14/2019	207,433
200,000		Turkey, Government of, 6.75%, 5/30/2040	201,172
200,000		Turkey, Government of, 6.00%, 1/14/2041	184,048
300,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	238,500
TRY10,000,000		Turkey, Government of, Unsecd. Note, 8.50%, 7/10/2019	2,800,012
$325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2021	305,061
325,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2022	301,795
650,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series GDP (144A), 0.00%, 5/31/2040	190,323
200,000		Uruguay, Government of, 4.375%, 10/27/2027	199,500
1,000,000		Venezuela, Government of, 7.65%, 4/21/2025	420,000
500,000	[1,2]	Zambia, Government of, Series 144A, 8.97%, 7/30/2027	470,850
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $35,878,959)	30,077,873
		U.S. TREASURY—0.7%
450,000	[7]	United States Treasury Note, 0.50%, 1/31/2017 (IDENTIFIED COST $450,170)	450,018
		INVESTMENT COMPANY—2.8%
1,725,538	[8]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.56%[9] (IDENTIFIED COST $1,725,656)	1,725,710
		TOTAL INVESTMENTS—98.1% (IDENTIFIED COST $68,503,639)[10]	61,790,574
		OTHER ASSETS AND LIABILITIES - NET—1.9%[11]	1,216,695
		TOTAL NET ASSETS—100%	$63,007,269
At November 30, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[4]United States Treasury Notes 10-Year Note, Short Futures	30	$3,735,469	March 2017	$18,214
Annual Shareholder Report

At November 30, 2016, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2016[12]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays	Class CDX EM Series 26	Buy	1.00%	12/20/2021	2.61%	$3,500,000	$260,754	$219,643	$41,111
Barclays	Class Government of Russia	Sell	1.00%	12/20/2021	2.29%	$200,000	$(11,516)	$(11,086)	$(430)
TOTAL CREDIT DEFAULT SWAPS							$249,238	$208,557	$40,681
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
OTC Swaps:
Goldman Sachs	1M MXIBTIIE	Pay	6.07%	9/24/2021	20,000,000 MXN	$(45,652)	$(45,652)
Bank of America	6M WIBOR	Pay	1.84%	8/4/2021	43,000,000 PLN	$(43,145)	$(43,145)
Bank of America	Brazil Cetip Interbank	Receive	11.67%	1/4/2021	16,080,418 BRL	$3,602	$3,602
Goldman Sachs	Brazil Cetip Interbank	Receive	11.67%	1/2/2025	6,374,275 BRL	$21,333	$21,333
HSBC	JIBAR	Pay	8.66%	12/15/2020	28,000,000 ZAR	$50,822	$50,822
HSBC	TIIE	Pay	6.19%	7/20/2026	45,000,000 MXN	$(216,566)	$(216,566)
TOTAL INTEREST RATE SWAPS						$(229,606)	$(229,606)
At November 30, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/2/2016	Citibank	2,200,000 BRL	$674,433	$(23,940)
12/2/2016	Citibank	3,850,000 BRL	$867,078	$271,285
12/2/2016	Citibank	5,400,000 BRL	$1,260,887	$335,778
12/2/2016	Citibank	7,900,000 BRL	$1,767,140	$568,721
12/2/2016	Citibank	8,300,000 BRL	$1,908,265	$545,867
12/2/2016	Citibank	13,355,000 BRL	$3,937,205	$11,583
12/2/2016	Morgan Stanley	2,945,000 BRL	$913,773	$(43,000)
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased: (continued)
12/2/2016	Morgan Stanley	6,400,000 BRL	$1,886,237	$6,107
12/9/2016	BNP Paribas	42,800,000 RUB	$653,435	$12,364
12/9/2016	BNP Paribas	47,286,000 RUB	$740,000	$(4,417)
12/12/2016	Citibank	1,290,000 EUR	$1,447,869	$(79,658)
12/12/2016	Citibank	2,550,000 RON	$647,767	$(47,696)
12/21/2016	Citibank	6,150,000 CNH	$890,143	$(3,009)
12/21/2016	Citibank	10,075,000 CNH	$1,494,076	$(40,763)
12/21/2016	Citibank	10,075,000 CNH	$1,507,669	$(54,356)
12/21/2016	Citibank	11,000,000 CNH	$1,653,141	$(66,397)
12/21/2016	Citibank	12,850,000 CNH	$1,872,086	$(18,481)
12/21/2016	Citibank	6,000,000 MYR	$1,451,028	$(108,700)
12/23/2016	BNP Paribas	1,893,600,000 COP	$600,000	$12,973
12/27/2016	JPMorgan	10,500,000 PLN	$2,649,076	$(151,662)
12/28/2016	JPMorgan	$700,000	9,650,686 ZAR	$18,581
1/23/2017	State Street	2,400,000 RON	$569,665	$(4,287)
2/21/2017	BNY Mellon	289,000,000 HUF	$1,002,320	$(21,027)
2/28/2017	BNP Paribas	26,300,000 ZAR	$1,829,693	$5,954
2/28/2017	BNY Mellon	84,100,000 MXN	$4,047,356	$(5,058)
Contracts Sold:
12/2/2016	Citibank	10,450,000 BRL	$2,764,916	$(324,926)
12/2/2016	Citibank	7,900,000 BRL	$2,027,200	$(308,661)
12/2/2016	Citibank	7,100,000 BRL	$1,627,880	$(471,438)
12/2/2016	Citibank	2,200,000 BRL	$688,360	$37,867
12/2/2016	Morgan Stanley	22,700,000 BRL	$6,866,511	$154,606
12/9/2016	BNP Paribas	144,800,000 RUB	$2,219,667	$(32,848)
12/9/2016	Citibank	260,000 GBP	$340,132	$14,712
12/12/2016	Citibank	1,290,000 EUR	$1,460,080	$91,869
12/12/2016	Citibank	2,550,000 RON	$640,849	$40,778
12/21/2016	Citibank	13,430,000 BRL	$3,936,339	$(9,177)
12/21/2016	Citibank	19,000,000 CNH	$2,796,791	$56,052
12/21/2016	Citibank	11,200,000 CNH	$1,647,422	$31,829
12/21/2016	Citibank	8,500,000 CNH	$1,263,002	$36,881
12/21/2016	Citibank	5,750,000 CNH	$832,489	$3,054
12/21/2016	Citibank	5,700,000 CNH	$833,333	$11,112
12/21/2016	Citibank	6,000,000 MYR	$1,356,392	$14,065
12/28/2016	JPMorgan	$700,000	9,902,018 ZAR	$(835)
1/10/2017	BNP Paribas	610,000,000 COP	$202,054	$5,161
2/2/2017	Morgan Stanley	6,530,000 BRL	$1,888,320	$(5,791)
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
2/28/2017	Citibank	3,790,000 TRY	$1,097,270	$16,627
3/28/2017	BNP Paribas	13,500,000 ARS	$802,616	$12,781
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$490,480
Net Unrealized Appreciation (Depreciation) on Futures Contracts and Foreign Exchange Contracts, and value for Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2016, these restricted securities amounted to $13,128,610, which represented 20.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2016, these liquid restricted securities amounted to $13,128,610, which represented 20.8% of total net assets.
3	Issuer in default.
4	Non-income-producing security.
5	Principal amount and interest were not paid upon final maturity.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.
7	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts and swap contracts.
8	Affiliated holding.
9	7-day net yield.
10	The cost of investments for federal tax purposes amounts to $68,952,925.
11	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.
12	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$29,536,973	$0[1]	$29,536,973
Foreign Governments/Agencies	—	30,077,873	—	30,077,873
U.S. Treasury	—	450,018	—	450,018
Investment Company	1,725,710	—	—	1,725,710
TOTAL SECURITIES	$1,725,710	$60,064,864	$0	$61,790,574
Other Financial Instruments:[2]
Assets	$18,214	$ 2,653,118	$—	$2,671,332
Liabilities	—	(2,143,006)	—	(2,143,006)
TOTAL OTHER FINANCIAL INSTRUMENTS	$18,214	$510,112	$—	$528,326
1	Includes $12,198 of a security transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include futures contracts, swap contracts and foreign exchange contracts.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investment in Corporate Bonds	Investment in Floating Rate Loan	Investments in Foreign Governments/ Agencies
Balance as of November 30, 2015	$—	$67,498	$3,015,500
Security type transfer in	12,198	—	—
Realized gain (loss)	—	(585,203)	79,635
Change in unrealized appreciation (depreciation)	(12,198)	594,387	(454,585)
Purchases	—	12,407	—
(Sales)	—	(89,089)	(2,640,550)
Balance as of November 30, 2016	$0	$—	$—
The total change in unrealized appreciation (depreciation) attributable to investments still held at November 30, 2016	$(12,198)	$—	$—
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentine Peso
BRL	—Brazilian Real
CJSC	—Closed Joint Stock Company
CNH	—Chinese Offshore Yuan
COP	—Colombian Peso
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
GMTN	—Global Medium Term Note
HUF	—Hungarian Forint
JIBAR	—Johannesburg Interbank Agreed Rate
MXIBTIIE	—Mexico Interbank TIIE 28 Day Rate
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
OJSC	—Open Joint Stock Company
OTC	—Over-the-Counter
PLN	—Polish Zloty
RON	—Romanian New Leu
RUB	—Russian Ruble
TIIE	—Interbank Interest Equilibrium Rate
TRY	—Turkish Lira
WIBOR	—Warsaw Interbank Offer Rate
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.21	$9.28	$9.31	$10.56	$9.28
Income From Investment Operations:
Net investment income	0.63[1]	0.50[1]	0.51	0.50[1]	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.51)	(0.95)	(0.04)	(1.25)	1.26
TOTAL FROM INVESTMENT OPERATIONS	0.12	(0.45)	0.47	(0.75)	1.74
Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.45)	(0.50)	(0.46)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	—	(0.35)	(0.05)	—	—
Return of capital[2]	(0.04)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.62)	(0.50)	(0.50)	(0.46)
Net Asset Value, End of Period	$8.00	$8.21	$9.28	$9.31	$10.56
Total Return[3]	1.53%	(4.88)%	5.09%	(7.30)%	19.17%
Ratios to Average Net Assets:
Net expenses	1.19%	1.18%	1.18%	1.18%	1.21%
Net investment income	7.76%	5.93%	5.32%	4.91%	4.93%
Expense waiver/reimbursement[4]	0.96%	0.62%	0.48%	0.31%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,212	$49,812	$68,343	$90,399	$178,764
Portfolio turnover	134%	200%	235%	66%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.19	$9.25	$9.30	$10.54	$9.27
Income From Investment Operations:
Net investment income	0.57[1]	0.44[1]	0.43	0.44[1]	0.43
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.52)	(0.95)	(0.04)	(1.25)	1.22
TOTAL FROM INVESTMENT OPERATIONS	0.05	(0.51)	0.39	(0.81)	1.65
Less Distributions:
Distributions from net investment income	(0.24)	(0.20)	(0.39)	(0.43)	(0.38)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	—	(0.35)	(0.05)	—	—
Return of capital[2]	(0.03)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.27)	(0.55)	(0.44)	(0.43)	(0.38)
Net Asset Value, End of Period	$7.97	$8.19	$9.25	$9.30	$10.54
Total Return[3]	0.64%	(5.50)%	4.22%	(7.91)%	18.19%
Ratios to Average Net Assets:
Net expenses	1.94%	1.93%	1.93%	1.93%	1.96%
Net investment income	7.01%	5.14%	4.56%	4.36%	4.29%
Expense waiver/reimbursement[4]	0.96%	0.61%	0.48%	0.34%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,193	$4,348	$7,292	$9,112	$12,848
Portfolio turnover	134%	200%	235%	66%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$9.23	$9.28	$10.52	$9.25
Income From Investment Operations:
Net investment income	0.57[1]	0.44[1]	0.44	0.44[1]	0.41
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.51)	(0.95)	(0.05)	(1.25)	1.24
TOTAL FROM INVESTMENT OPERATIONS	0.06	(0.51)	0.39	(0.81)	1.65
Less Distributions:
Distributions from net investment income	(0.24)	(0.20)	(0.39)	(0.43)	(0.38)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	—	(0.35)	(0.05)	—	—
Return of capital[2]	(0.03)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.27)	(0.55)	(0.44)	(0.43)	(0.38)
Net Asset Value, End of Period	$7.96	$8.17	$9.23	$9.28	$10.52
Total Return[3]	0.77%	(5.51)%	4.23%	(7.92)%	18.23%
Ratios to Average Net Assets:
Net Expenses	1.94%	1.93%	1.93%	1.93%	1.96%
Net investment income	7.04%	5.16%	4.56%	4.35%	4.19%
Expense waiver/reimbursement[4]	0.96%	0.61%	0.48%	0.34%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,871	$14,765	$25,062	$31,114	$38,177
Portfolio turnover	134%	200%	235%	66%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2012[1]
	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.23	$9.30	$9.32	$10.57	$9.77
Income From Investment Operations:
Net investment income	0.67[2]	0.53[2]	0.52	0.53[2]	0.29
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(0.54)	(0.96)	(0.02)	(1.25)	0.83
TOTAL FROM INVESTMENT OPERATIONS	0.13	(0.43)	0.50	(0.72)	1.12
Less Distributions:
Distributions from net investment income	(0.30)	(0.29)	(0.47)	(0.53)	(0.32)
Distributions from net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions	—	(0.35)	(0.05)	—	—
Return of capital[3]	(0.05)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.35)	(0.64)	(0.52)	(0.53)	(0.32)
Net Asset Value, End of Period	$8.01	$8.23	$9.30	$9.32	$10.57
Total Return[4]	1.66%	(4.62)%	5.41%	(7.06)%	11.65%
Ratios to Average Net Assets:
Net expenses	0.94%	0.93%	0.93%	0.93%	0.93%[5]
Net investment income	8.21%	6.20%	5.58%	5.23%	4.00%[5]
Expense waiver/reimbursement[6]	0.94%	0.62%	0.48%	0.34%	0.31%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$11,731	$25,748	$37,734	$31,061	$34,732
Portfolio turnover	134%	200%	235%	66%	20%[7]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Based on net asset value. Total returns for periods less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal period ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2016
Assets:
Total investment in securities, at value including $1,725,710 of investment in an affiliated holding (Note 5) (identified cost $68,503,639)		$61,790,574
Cash		198,314
Cash denominated in foreign currencies (identified cost $139,430)		132,084
Unrealized appreciation on foreign exchange contracts		2,316,607
Income receivable		762,267
Swaps, at value (net premium paid of $219,643)		336,511
Receivable for shares sold		95,863
Receivable for investments sold		30,279
Receivable for daily variation margin on futures contracts		17,812
TOTAL ASSETS		65,680,311
Liabilities:
Unrealized depreciation on foreign exchange contracts	$1,826,127
Swaps, at value (net premium received of $11,086)	316,879
Payable for investments purchased	198,319
Payable for shares redeemed	67,250
Income distribution payable	56,414
Payable for periodic payments from swap contracts	632
Payable for portfolio accounting fees	65,557
Payable for other service fees (Notes 2 and 5)	9,685
Payable for distribution services fee (Note 5)	8,373
Payable to adviser (Note 5)	497
Payable for administrative fee (Note 5)	476
Accrued expenses (Note 5)	122,833
TOTAL LIABILITIES		2,673,042
Net assets for 7,881,566 shares outstanding		$63,007,269
Net Assets Consists of:
Paid-in capital		$80,645,564
Net unrealized depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		(6,413,969)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(10,328,808)
Distribution in excess of net investment income		(895,518)
TOTAL NET ASSETS		$63,007,269
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($38,212,325 ÷ 4,776,320 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$8.00
Offering price per share (100/95.50 of $8.00)	$8.38
Redemption proceeds per share	$8.00
Class B Shares:
Net asset value per share ($3,193,096 ÷ 400,496 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$7.97
Offering price per share	$7.97
Redemption proceeds per share (94.50/100 of $7.97)	$7.53
Class C Shares:
Net asset value per share ($9,871,172 ÷ 1,240,794 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$7.96
Offering price per share	$7.96
Redemption proceeds per share (99.00/100 of $7.96)	$7.88
Institutional Shares:
Net asset value per share ($11,730,676 ÷ 1,463,956 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$8.01
Offering price per share	$8.01
Redemption proceeds per share	$8.01
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2016
Investment Income:
Interest			$7,166,111
Dividends (including $6,144 received from an affiliated holding (Note 5))			75,337
TOTAL INCOME			7,241,448
Expenses:
Investment adviser fee (Note 5)		$683,764
Administrative fee (Note 5)		156,832
Custodian fees		105,720
Transfer agent fees		260,902
Directors'/Trustees' fees (Note 5)		3,504
Auditing fees		34,750
Legal fees		9,906
Distribution services fee (Note 5)		123,641
Other service fees (Notes 2 and 5)		150,192
Portfolio accounting fees		161,085
Share registration costs		54,904
Printing and postage		32,012
Taxes		6,632
Miscellaneous (Note 5)		11,748
TOTAL EXPENSES		1,795,592
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(660,034)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(109,308)
TOTAL WAIVERS AND REIMBURSEMENTS		$(769,342)
Net expenses			$1,026,250
Net investment income			6,215,198
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(7,296,866)
Net realized loss on futures contracts	(408,436)
Net realized loss on written options	(262,680)
Net realized loss on swap contracts	(3,592,110)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	6,746,314
Net change in unrealized depreciation of futures contracts	43,063
Net change in unrealized depreciation of swap contracts	125,697
Net realized and unrealized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(4,645,018)
Change in net assets resulting from operations	$1,570,180
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,215,198	$6,431,904
Net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(11,560,092)	(5,141,745)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency	6,915,074	(7,796,574)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,570,180	(6,506,415)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,563,658)	(1,735,940)
Class B Shares	(112,930)	(125,983)
Class C Shares	(376,902)	(437,086)
Institutional Shares	(770,366)	(949,418)
Distributions from net realized gain on investments
Class A Shares	—	(2,584,924)
Class B Shares	—	(270,433)
Class C Shares	—	(927,341)
Institutional Shares	—	(1,252,573)
Return of capital
Class A Shares	(232,572)	—
Class B Shares	(14,982)	—
Class C Shares	(49,853)	—
Institutional Shares	(117,586)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,238,849)	(8,283,698)
Share Transactions:
Proceeds from sale of shares	15,127,602	35,873,497
Net asset value of shares issued to shareholders in payment of distributions declared	2,698,722	6,916,900
Cost of shares redeemed	(47,823,420)	(71,758,616)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(29,997,096)	(28,968,219)
Change in net assets	(31,665,765)	(43,758,332)
Net Assets:
Beginning of period	94,673,034	138,431,366
End of period (including (distributions in excess of) net investment income of $(895,518) and $(31,505), respectively)	$63,007,269	$94,673,034
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2016
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective February 29, 2016, Federated Investment Management Company (the “Adviser”) became registered as a “commodity pool operator” with respect to operation of the Fund. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Emerging Market Debt Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C shares may bear certain distribution services fees and other service fees unique to those classes. The detail of the total fund waivers and reimbursements of $769,342 is disclosed in various locations in this Note 2 and Note 5.
Annual Shareholder Report

For the year ended November 30, 2016, an unaffiliated third-party waived $12,086 of portfolio accounting fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$ 108,978
Class B Shares	9,529
Class C Shares	31,685
TOTAL	$150,192
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to increase yield, income and return, and to manage market risk and sector/asset class risk. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2016, is $200,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Annual Shareholder Report

Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of credit default swap contracts, average value of interest rate swap contracts and average value of currency swap contracts held by the Fund throughout the period was $11,289,831, $191,000 and $600, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $3,699,872 and $4,030,467, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
Annual Shareholder Report

respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, sector/asset class risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional values of long and short futures contracts held by the Fund throughout the period was $3,824,163 and $8,898,560, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and return, and to manage country risk, currency risk, duration risk, market risk, sector/asset class risk and yield curve risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the
Annual Shareholder Report

exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2015	—	$—
Contracts written	37,603,000	759,701
Contracts closed	(37,603,000)	(759,701)
Outstanding at November 30, 2016	—	$—
At November 30, 2016, the Fund had no outstanding purchased option contracts or written options.
The average market values of written options and purchased options held by the Fund throughout the period was $96,697 and $198,939, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$2,316,607	Unrealized depreciation on foreign exchange contracts	$1,826,127
Interest rate contracts	Receivable for daily variation margin on futures contracts	18,214*		—
Credit contracts	Swaps, at value	260,754	Swaps, at value	11,516
Interest rate contracts	Swaps, at value	75,757	Swaps, at value	305,363
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$2,671,332		$2,143,006
*	Includes cumulative appreciation on futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Total
Credit Default Swap Contracts	$—	$—	$—	$(1,312,773)	$—	$(1,312,773)
Interest Rate Swap Contracts	—	—	(2,043,233)	—	—	(2,043,233)
Currency Swap Contracts	(236,104)	—	—	—	—	(236,104)
Purchased Options[1]	(8,151)	—	(196,909)	—	—	(205,060)
Options Written	15,195	—	(277,875)	—	—	(262,680)
Foreign Exchange Contracts[1]	(2,486,880)	—	—	—	—	(2,486,880)
Futures Contracts	—	(474,013)	107,189	—	(41,612)	(408,436)
TOTAL	$(2,715,940)	$(474,013)	$(2,410,828)	$(1,312,773)	$(41,612)	$(6,955,166)
1	The net realized loss on Purchased Options and Foreign Exchange Contracts is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Credit Default Swap Contracts	$—	$—	$—	$251,321	$251,321
Interest Rate Swap Contracts	—	—	(176,734)	—	(176,734)
Currency Swap Contracts	51,110	—	—	—	51,110
Purchased Options [1]	—	(103,445)	—	—	(103,445)
Foreign Exchange Contracts[1]	(497,297)	—	—	—	(497,297)
Futures Contracts	—	—	43,063	—	43,063
TOTAL	$(446,187)	(103,445)	$(133,671)	$251,321	$(431,982)
1	The net change in unrealized appreciation of Purchased Options and Foreign Exchange Contracts is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. As of November 30, 2016, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$336,511	$(87,273)	$(249,238)[1]	$—
Foreign Exchange Contracts	2,316,607	(1,661,839)	—	654,768
TOTAL	$2,653,118	$(1,749,112)	$(249,238)	$654,768

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Swap Contracts	$316,879	$(87,273)	$(24,319)[1]	$205,287
Foreign Exchange Contracts	1,826,127	(1,661,839)	—	164,288
TOTAL	$2,143,006	$(1,749,112)	$(24,319)	$369,575
1	The amount of collateral presented has been limited such that the amount cannot be less than zero.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	488,326	$3,982,379	1,026,689	$8,688,249
Shares issued to shareholders in payment of distributions declared	189,398	1,525,169	450,800	3,789,737
Shares redeemed	(1,965,290)	(15,938,929)	(2,776,425)	(23,484,569)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,287,566)	$(10,431,381)	(1,298,936)	$(11,006,583)
Annual Shareholder Report

Year Ended	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	33,726	$289,006
Shares issued to shareholders in payment of distributions declared	14,996	120,015	36,035	301,753
Shares redeemed	(145,567)	(1,187,397)	(326,825)	(2,773,985)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(130,571)	$(1,067,382)	(257,064)	$(2,183,226)

Year Ended	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	62,257	$510,274	121,629	$1,031,257
Shares issued to shareholders in payment of distributions declared	31,132	248,707	107,966	903,218
Shares redeemed	(660,045)	(5,380,726)	(1,136,246)	(9,589,386)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(566,656)	$(4,621,745)	(906,651)	$(7,654,911)

Year Ended	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,305,681	$10,634,949	3,027,475	$25,864,985
Shares issued to shareholders in payment of distributions declared	99,893	804,831	228,411	1,922,192
Shares redeemed	(3,070,956)	(25,316,368)	(4,185,678)	(35,910,676)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,665,382)	$(13,876,588)	(929,792)	$(8,123,499)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,650,175)	$(29,997,096)	(3,392,443)	$(28,968,219)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, swap income and realized gain (loss) reclasses, and discount accretion/premium amortization of debt securities.
For the year ended November 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,255,355)	$4,255,355
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2016 and 2015, was as follows:
	2016	2015
Ordinary income[1]	$2,823,856	$3,386,141
Long-term capital gains	$—	$4,897,557
Return of capital	$414,993	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$(304,984)
Net unrealized depreciation	$(7,276,084)
Capital loss carryforwards	$(9,491,256)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, interest accruals and defaulted bonds.
At November 30, 2016, the cost of investments for federal tax purposes was $68,952,925. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) futures contracts; (c) swap contracts; and (d) outstanding foreign currency commitments was $7,162,351. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $829,080 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,991,431.
At November 30, 2016, the Fund had a capital loss carryforward of $9,491,256 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$5,550,285	$3,940,971	$9,491,256
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the Adviser waived $658,133 of its fee and voluntarily reimbursed $97,222 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2016, the annualized fee paid to FAS was 0.195% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$28,586
Class C Shares	95,055
TOTAL	$123,641
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2016, FSC retained $24,979 of fees paid by the Fund.
Other Service Fees
For the year ended November 30, 2016, FSSC received $13,441 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2016, FSC retained $1,407 in sales charges from the sale of Class A Shares. FSC also retained $7,854 and $499 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Interfund Transactions
During the year ended November 30, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $4,995,208 and $5,188,325, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expense related to short sales, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.18%, 1.93%, 1.93% and 0.93% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2016, the Adviser reimbursed the Fund $1,901. Transactions involving the affiliated holding during the year ended November 30, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2015	890,385
Purchases/Additions	76,959,762
Sales/Reductions	(76,124,609)
Balance of Shares Held 11/30/2016	1,725,538
Value	$1,725,710
Dividend Income	$6,144
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2016, were as follows:
Purchases	$94,906,317
Sales	$128,352,700
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. A substantial portion of the Fund's portfolio may be comprised of obligations of Brazil. Securities issued or traded in emerging markets such as Brazil, generally entail greater risks than securities of developed markets. Their prices may be significantly more volatile than prices in developed countries and they may experience more severe downturns than developed economies.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC
Annual Shareholder Report

if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2016, the Fund had no outstanding loans. During the year ended November 30, 2016, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2016, there were no outstanding loans. During the year ended November 30, 2016, the program was not utilized.
10. regulatory UPDATES
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
11. Subsequent event
On January 25, 2017, the Adviser withdrew an exemption filing with the National Futures Association with respect to the Fund as the Adviser no longer intends to operate the Fund in accordance with Commodity Futures Trading Commission Regulation 4.12 (c)(3).
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated EMERGING MARKET DEBT FUND:
We have audited the accompanying statement of assets and liabilities of Federated Emerging Market Debt Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 26, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$989.30	$5.92
Class B Shares	$1,000	$985.50	$9.63
Class C Shares	$1,000	$985.50	$9.63
Institutional Shares	$1,000	$989.40	$4.68
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.05	$6.01
Class B Shares	$1,000	$1,015.30	$9.77
Class C Shares	$1,000	$1,015.30	$9.77
Institutional Shares	$1,000	$1,020.30	$4.75
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.19%
Class B Shares	1.94%
Class C Shares	1.94%
Institutional Shares	0.94%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Treasurer, Passport Research, LTD; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries. Thomas R. Donahue and J. Christopher Donahue are sons of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated Emerging Market Debt Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of Federated Investment Management Company (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has
Annual Shareholder Report

allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Market Debt Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U771
CUSIP 31428U763
CUSIP 31428U755
CUSIP 31428U615
G01949-01 (1/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $99,000

Fiscal year ended 2015 - $95,300

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $130

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $103 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $24,500

Fiscal year ended 2015 - $11,250

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Fiscal year ended 2015- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,373 and $36,716 respectively. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $277,669

Fiscal year ended 2015 - $70,919

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 26, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 26, 2017